UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/17/2006

Wegener Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-11003

Delaware	81-0371341
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11350 Technology Circle
Duluth, Georgia 30136-1528
(Address of principal executive offices, including zip code)

770-623-0096
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On March 17, 2006, Henry Partners, L.P. and Matthew Partners, L.P. filed a Notice of Dismissal in the case filed on February 21, 2006 in the Court of Chancery of the State of Delaware in and for New Castle County against Wegener Corporation, Robert A. Placek, Wendell H. Bailey, Phylis A. Eagle-Oldson, C. Troy Woodbury, Jr., Joe K. Parks, Thomas G. Elliot and Ned L. Mountain.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wegener Corporation

Date: March 21, 2006	By:	/s/ C. Troy Woodbury, Jr.
C. Troy Woodbury, Jr.
Treasurer and Chief Financial Officer